UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 21, 2012

ConAgra Foods, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-7275	47-0248710
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One ConAgra Drive, Omaha, Nebraska		68102
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	402-240-4000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.07 Submission of Matters to a Vote of Security Holders.

The annual meeting of stockholders of ConAgra Foods, Inc. (the "Company") was held on September 21, 2012 in Omaha, Nebraska. The matters voted on and the results of the vote were as follows:

1. Our stockholders re-elected the following directors to each serve until the next annual meeting of stockholders or until a respective successor is elected and qualified.

Name: Mogens C. Bay
Number of Votes For: 261,475,054
Number of Votes Withheld: 4,129,236
Broker Non-Votes: 73,415,303

Name: Stephen G. Butler
Number of Votes For: 263,163,790
Number of Votes Withheld: 2,440,500
Broker Non-Votes: 73,415,303

Name: Steven F. Goldstone
Number of Votes For: 264,047,107
Number of Votes Withheld: 1,557,183
Broker Non-Votes: 73,415,303

Name: Joie A. Gregor
Number of Votes For: 264,181,264
Number of Votes Withheld: 1,423,026
Broker Non-Votes: 73,415,303

Name: Rajive Johri
Number of Votes For: 263,948,746
Number of Votes Withheld: 1,655,544
Broker Non-Votes: 73,415,303

Name: W.G. Jurgensen
Number of Votes For: 264,169,700
Number of Votes Withheld: 1,434,590
Broker Non-Votes: 73,415,303

Name: Richard H. Lenny
Number of Votes For: 263,523,646
Number of Votes Withheld: 2,080,644
Broker Non-Votes: 73,415,303

Name: Ruth Ann Marshall
Number of Votes For: 264,214,627
Number of Votes Withheld: 1,389,663
Broker Non-Votes: 73,415,303

Name: Gary M. Rodkin
Number of Votes For: 263,476,383
Number of Votes Withheld: 2,127,907
Broker Non-Votes: 73,415,303

Name: Andrew J. Schindler
Number of Votes For: 264,213,661
Number of Votes Withheld: 1,390,629
Broker Non-Votes: 73,415,303

Name: Kenneth E. Stinson
Number of Votes For: 261,353,461
Number of Votes Withheld: 4,250,829
Broker Non-Votes: 73,415,303

2. Our stockholders ratified the appointment of KPMG LLP, an independent registered public accounting firm, as independent auditors for fiscal 2013.

Number of Votes For: 337,126,175
Number of Votes Against: 1,124,937
Abstain: 768,481

3. Our stockholders approved, on an advisory, nonbinding basis, a resolution approving our named executive officer compensation.

Number of Votes For: 238,100,553
Number of Votes Against: 23,656,122
Abstain: 3,847,615
Broker Non-Votes: 73,415,303

Item 8.01 Other Events.

On September 25, 2012, Gary Rodkin, Chief Executive Officer of ConAgra Foods, Inc. (the "Company"), established a pre-arranged stock trading plan with a broker to exercise expiring options and, as part of the process of exercising the expiring options, sell shares of the Company’s common stock. Mr. Rodkin is required to meet a stock ownership guideline of six times his base salary. He currently significantly exceeds, and after the exercise and sale expects to continue to significantly exceed, that ownership guideline. Mr. Rodkin does not expect the operation of the plan to materially change his beneficial ownership stake in the Company.

Mr. Rodkin’s plan is being established in accordance with the guidelines specified under Rule 10b5-1 of the Securities and Exchange Act of 1934, as amended. Rule 10b5-1 permits directors and officers to adopt a pre-arranged stock trading plan at a time when they do not possess material non-public information. The plan instructs a third party broker to buy or sell a specified number of shares of Company stock at a future time. In accordance with internal Company policy, no trades may be executed under the terms of the plan for 30 days.

Transactions made under a Rule 10b5-1 Plan will be disclosed publicly in accordance with the requirements of Form 144 and Form 4 filings with the Securities and Exchange Commission. This Form 8-K is being filed for informational purposes only. Pursuant to internal Company policy, insiders are permitted to enter into Rule 10b5-1 pre-planned stock trading plans and the Company does not undertake to report on specific plans of Company insiders, nor to report modification or terminations of the aforementioned 10b5-1 Plan or the plan of any other individual.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ConAgra Foods, Inc.

September 26, 2012	By:	/s/ Colleen Batcheler

Name: Colleen Batcheler
Title: EVP, General Counsel and Corporate Secretary